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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 26, 2002


                              UWHARRIE CAPITAL CORP
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             (Exact name of Registrant as specified in its charter)


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
         North Carolina                        33-58882                           56-1814206
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(State or other jurisdiction            (Commission File No.)           (IRS Employer Identification
of incorporation)                                                       number)
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             134 North First Street, Albemarle, North Carolina 28001
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (704) 982-4415


                                 Not Applicable
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                 (Former address of principal executive offices)


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Item 5.  Other Events and Regulation FD Disclosure

On September 26, 2002, Registrant issued $5,000,000 in trust preferred securities through, Uwharrie Statutory Trust I, a Connecticut statutory business trust. The dividends paid by the Registrant are based on the 3 month LIBOR plus 3.400% with a cap of 11.90% until September 26, 2007 and are paid quarterly. The Registrant may, at its option, elect to defer such dividends for up to 20 calendar quarters. The trust preferred securities are redeemable on or after September 26, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UWHARRIE CAPITAL CORP

                                             By:  /s/ Roger L. Dick
                                                  -----------------
                                                  Roger L. Dick
                                                  Chief Executive Officer

Dated:    April 22, 2003

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                                  EXHIBIT INDEX

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
Exhibit                                   Description
                                          -----------
Number                                    of Exhibit
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
 10.1 Floating Rate Junior Subordinated Deferrable Interest Debenture of Uwharrie Capital Corp dated September 26, 2002.

 10.2 Guarantee Agreement by and between Uwharrie Capital Corp and State Street Bank and Trust Company of Connecticut, National Association dated September 26, 2002.

 10.3 Amended and Restated Declaration of Trust by and among State Street Bank and Trust Company of Connecticut, National Association, Uwharrie Capital Corp, and Roger L. Dick, Ronald B. Davis, and Barabara S. Williams dated September 26, 2002.

 10.4 Indenture between Uwharrie Capital Corp and State Street Bank and Trust Company of Connecticut, National Association dated September 26, 2002.
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